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                                                                    EXHIBIT 10.4

                            FIRST AMENDMENT AGREEMENT

                  This FIRST AmendMENT AGREEMENT (this "Amendment") is entered into as of July 9, 2003, among SOLECTRON CORPORATION, a Delaware corporation (the "Borrower"), BANC OF AMERICA SECURITIES LLC ("BAS"), as joint lead arranger and joint book runner, GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), as joint lead arranger, joint book runner and co-syndication agent, JPMORGAN CHASE BANK ("JPMorgan"), as co-syndication agent, THE BANK OF NOVA SCOTIA ("Scotiabank"), as documentation agent, the lenders party hereto (each, a "Lender," and collectively, the "Lenders"), and Bank of America, N.A., as Administrative Agent.

                  The Borrower, GSCP, JPMorgan, Scotiabank, the Lenders, and the Administrative Agent entered into an Amended and Restated 364-Day Credit Agreement dated as of February 13, 2003 (as in effect as of the date of this Amendment, the "Credit Agreement").

                  The Borrower has requested that the Lenders agree to certain amendments to the Credit Agreement, and the Lenders party hereto have agreed to such request, subject to the terms and conditions of this Amendment.

                  In consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

1.       Definitions; References; Interpretation.

         (a) Unless otherwise specifically defined herein, each term used herein (including in the Recitals hereof) which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

         (b) As used herein, "Amendment Documents" means this Amendment, the Consent and Agreement related hereto and the Credit Agreement (as amended by this Amendment).

         (c) Each reference to "this Agreement," "hereof," "hereunder," "herein" and "hereby" and each other similar reference contained in the Credit Agreement, and each reference to "the Credit Agreement" and each other similar reference in the other Loan Documents, shall from and after the Effective Date refer to the Credit Agreement as amended hereby.

         (d) The rules of interpretation set forth in Sections 1.02 and 1.05 of the Credit Agreement shall be applicable to this Amendment.

2. Amendments to Credit Agreement. Subject to the terms and conditions hereof, the Credit Agreement is amended as follows, effective as of May 30, 2003 (the "Effective Date"):

         (a) The defined term "Consolidated Tangible Net Worth" in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

                  "Consolidated Tangible Net Worth" means, as of any date of determination, for the Borrower and its Subsidiaries on a consolidated basis, (a) Shareholders' Equity of the

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         Borrower and its Subsidiaries on that date minus (b) the Intangible
         Assets of the Borrower and its Subsidiaries on that date plus (c) (i) the cumulative aggregate after-tax Non-Cash Restructuring Charges deducted in calculating Consolidated Net Income in any quarter ending after November 30, 2002, (ii) the cumulative aggregate Goodwill Impairment Charges deducted in calculating Consolidated Net Income in any quarter ending after November 30, 2002, (iii) the cumulative aggregate after-tax Cash Restructuring Charges deducted in calculating Consolidated Net Income in any quarter ending after November 30, 2002,
         (iv) after-tax charges relating to inventory write-downs taken in accordance with GAAP from November 30, 2002, to February 29, 2004, not to exceed $150,000,000.00 in the aggregate, and (v) an amount equal to the write-down of deferred tax assets of $720,785,000 taken on May 30, 2003; provided, that for purposes of calculating Consolidated Tangible Net Worth, such cumulative aggregate Non-Cash Restructuring Charges and Cash Restructuring Charges shall not exceed $400,000,000.00; and provided, further, that to the extent any Goodwill Impairment Charge results in any upward adjustment of Shareholders' Equity of the Borrower and its Subsidiaries, then such adjustment shall be excluded from the calculation of Consolidated Tangible Net Worth as of such date of determination for purposes of testing the Borrower's compliance with
         Section 7.13(b) (the intent of the parties being that the effect of any such Goodwill Impairment Charge and any related adjustment effected as part of the calculation of Consolidated Tangible Net Worth for the purposes of testing the Borrower's compliance with Section 7.13(b) be neutral).

         (b) Section 10.08 of the Credit Agreement is amended by inserting the following text at the end of such section:

         Notwithstanding anything herein to the contrary, "Information" shall not include, and each of the parties hereto (and each employee, representative or other agent of any such party) may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analyses) that are provided to such party relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Loans and transactions contemplated hereby.

         (c) Schedule 3 to the Compliance Certificate attached to the Credit Agreement as Exhibit C, is amended and restated in its entirety to read as set forth in Annex 1 hereto.

3. Representations and Warranties. The Borrower hereby represents and warrants to the Administrative Agent and the Lenders as follows:

         (a) No Default or Event of Default has occurred and is continuing (or would result from the amendment of the Credit Agreement contemplated hereby).

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         (b) The execution, delivery and performance by the Borrower of the
Amendment Documents have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, or notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable.

         (c) The Amendment Documents constitute the legal, valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditor's rights generally and by equitable principles (regardless of whether enforcement is sought in equity or at law).

         (d) All representations and warranties of the Borrower contained in the Credit Agreement are true and correct (except to the extent such representations and warranties expressly refer to an earlier date, in which case they shall be true and correct as of such earlier date and except that this subsection (d) shall be deemed instead to refer to the last day of the most recent quarter and year for which financial statements have then been delivered in respect of the representation and warranty made in Section 5.05 of the Credit Agreement and to take into account any amendments to the Schedules to the Credit Agreement and other disclosures made in writing by the Borrower to the Administrative Agent and the Lenders after the Closing Date and approved by the Administrative Agent and the Required Lenders).

         (e) There has occurred since February 13, 2003, no event or circumstance that has resulted or could reasonably be expected to result in a Material Adverse Effect.

         (f) The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent and the Lenders or any other Person.

         (g) The Borrower's obligations under the Credit Agreement and under the other Loan Documents are not subject to any defense, counterclaim, set-off, right of recoupment, abatement or other claim.

4.       Conditions of Effectiveness.

         (a) The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

                  (1) The Administrative Agent shall have received from the Borrower and the Required Lenders a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) of this Amendment.

                  (2) The Administrative Agent shall have received the consent of the Subsidiaries of the Borrower party to the Pledge Agreement, the Interco Subordination Agreement, the Security Agreement or the Guaranty, in form and substance satisfactory to the Administrative Agent, in their capacities as such, to the execution and delivery hereof by the Borrower.

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                  (3) The Administrative Agent shall have received evidence of payment by the Borrower of all fees, costs and expenses due and payable as of the date hereof hereunder and under the Credit Agreement, including any fees arising under or referenced in Section 5 of this Amendment and any costs and expenses payable under Section 6(g) of this Amendment (including the Administrative Agent's Attorney Costs, to the extent invoiced on or prior to the date hereof).

                  (4) The Administrative Agent shall have received from the Borrower, in form and substance satisfactory to the Administrative Agent, copies of the resolutions passed by the board of directors of the Borrower, certified as of the date hereof by the Secretary or an Assistant Secretary of the Borrower, authorizing the execution, delivery and performance of this Amendment, together with such incumbency certificates and/or other certificates of Responsible Officers of the Borrower, as the Administrative Agent may require to establish the identities of and verify the authority and capacity of each Responsible Officer thereof authorized to act as such in connection with this Amendment and each other Loan Document to which the Borrower is a party.

                  (5) The Administrative Agent shall have received all other documents it or the Required Lenders may reasonably request relating to any matters relevant hereto, all in form and substance satisfactory to the Administrative Agent.

                  (6) The Effective Date shall have occurred on or before July 9, 2003.

         (b) For purposes of determining compliance with the conditions specified in Section 4(a), each Lender that has executed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter either sent, or made available for inspection, by the Administrative Agent to such Lender for consent, approval, acceptance or satisfaction, or required thereunder to be consented to or approved by or acceptable or satisfactory to such Lender.

         (c) From and after the Effective Date, the Credit Agreement is amended as set forth herein. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects.

         (d) The Administrative Agent will notify the Borrower and the Lenders of the occurrence of the Effective Date.

5. Fees. The Borrower shall pay (through the Administrative Agent) to each Lender that executes and delivers this Amendment by no later than 12:00 p.m. (Pacific time) on July 9, 2003, a non-refundable amendment fee equal to 0.05% of such Lender's Revolving Loan Commitment as of the Effective Date. Such amendment fee shall be fully-earned upon becoming due and payable, shall not be refundable for any reason whatsoever and shall be in addition to any fee, cost or expense otherwise payable by the Borrower pursuant to the Credit Agreement or this Amendment.

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6.       Miscellaneous.

         (a) The Borrower acknowledges and agrees that the execution and delivery by the Administrative Agent and the Lenders of this Amendment shall not be deemed to create a course of dealing or an obligation to execute similar waivers or amendments under the same or similar circumstances in the future.

         (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns.

         (c) This Amendment shall be governed by and construed in accordance with the law of the State of New York (including Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), provided that the Administrative Agent and the Lenders shall retain all rights arising under Federal law.

         (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a Lender or the Borrower shall bind such Lender or the Borrower, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

         (e) This Amendment and the other Amendment Documents contain the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein. This Amendment supersedes all prior drafts and communications with respect hereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Credit Agreement.

         (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment, the Credit Agreement or the Loan Documents.

         (g) The Borrower agrees to pay or reimburse Bank of America (including in its capacities as Collateral Agent and as Administrative Agent), GSCP, JPMorgan and Scotiabank upon demand, for all reasonable costs and expenses (including reasonable Attorney Costs) incurred by Bank of America (including in its capacities as Collateral Agent and as Administrative Agent), GSCP, JPMorgan and Scotiabank in connection with the development, preparation, negotiation, execution and delivery of the Amendment Documents.

                            [Signature pages follow]

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                  IN WITNESS WHEREOF, the parties hereto have caused this First
Amendment Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                  SOLECTRON CORPORATION

                                  By: /s/ Perry G. Hayes
                                      ------------------------------------

                                  Title: Treasurer and VP of Investor Relations

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                                  BANK OF AMERICA, N.A., as Administrative
                                  Agent and Lender

                                  By: /s/ James P. Johnson
                                      --------------------------------
                                      Name: James P. Johnson
                                      Title: Managing Director

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                                  GOLDMAN SACHS CREDIT PARTNERS
                                  L.P.

                                  By: /s/ Stephen B. King
                                      --------------------------------
                                      Name: Stephen B. King
                                      Title: Authorized Signatory

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                                  THE BANK OF NOVA SCOTIA

                                  By: /s/ Kemp Leonard
                                      --------------------------------
                                      Name: Kemp Leonard
                                      Title: Director

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                                  BNP PARIBAS

                                  By: /s/ Jean Plassard
                                      --------------------------------
                                      Name: Jean Plassard
                                      Title: Managing Director

                                  By: /s/ Rafael C. Lumanian
                                      --------------------------------
                                      Name: Rafael C. Lumanian
                                      Title: Director

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                                  THE DEVELOPMENT BANK OF
                                  SINGAPORE LTD., LOS ANGELES
                                  AGENCY

                                  By: /s/ Chee Kien Ong
                                      --------------------------------
                                      Name: Chee Kien Ong
                                      Title: General Manager

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                                  FLEET NATIONAL BANK

                                  By: /s/ Greg Roux
                                      --------------------------------
                                      Name: Greg Roux
                                      Title: Managing Director

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                                  JPMORGAN CHASE BANK

                                  By: /s/ William Rindfuss
                                      --------------------------------
                                      Name: William Rindfuss
                                      Title: Vice President

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                                  WHIPPOORWILL ASSOCIATES, INC. AS
                                  AGENT FOR THE PRESIDENT AND FELLOWS
                                  OF HARVARD COLLEGE

                                  By: /s/ David Strumwasser
                                      --------------------------------
                                      Name: David Strumwasser
                                      Title: Managing Director

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                                  THE ROYAL BANK OF SCOTLAND PLC

                                  By: /s/ David A. Lucas
                                      --------------------------------
                                      Name: David A. Lucas
                                      Title: Senior Vice President

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                                  STANDARD CHARTERED BANK

                                  By: /s/ Neil McCauley
                                      --------------------------------
                                      Name: Neil McCauley
                                      Title: Senior Vice President

                                  By: /s/ Joseph Cuevos
                                      --------------------------------
                                      Name: Joseph Cuevos
                                      Title: Vice President

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                                  SUNTRUST BANK

                                  By: /s/ Kenneth M. Uchiyama
                                      --------------------------------
                                      Name: Kenneth M. Uchiyama
                                      Title: Managing Director

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                                  WACHOVIA BANK N.A.

                                  By: /s/ Stephen R. Kramer
                                      --------------------------------
                                      Name: Stephen R. Kramer
                                      Title: Assistant Vice President

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